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                                                                   EXHIBIT 10.13

                             FIRST AMENDMENT TO THE
                  AMENDED AND RESTATED REGISTRATION AGREEMENT
                  -------------------------------------------

     THIS AMENDMENT is made as of November 24, 1997 between Corinthian Colleges, Inc., a Delaware corporation (the "Company"), Primus Capital Fund III Limited
                                   -------
Partnership, an Ohio limited partnership ("Primus"), BOCP II, Limited Liability
                                           ------
Company, an Ohio limited liability company and successor by merger to Banc One Capital Partners II, Limited Partnership ("Old BancOne, LLC"), and Banc One
                                           ----------------
Capital Partners II, LLC., an Ohio limited liability company ("New BancOne,
                                                               ------------
LLC", and collectively with Primus, the "Investors"), and David G. Moore, Paul
---                                      ---------
St. Pierre, Frank J. McCord, Dennis L. Devereux and Lloyd W. Holland (such individuals being referred to as the "Executives") and The Prudential Insurance
                                      ----------
Company of America ("Prudential").
                     ----------

     Corinthian Schools, Inc., a Delaware corporation ("CSI"), Primus and Old
                                                        ---
Banc One, LLC entered into a Purchase Agreement on June 30, 1995 (the "First
                                                                       -----
Purchase Agreement") pursuant to which Primus and Old Banc One, LLC purchased
------------------
among other things, common stock of CSI. At the same time, Primus and Old Banc One, LLC acquired warrants to purchase common stock of CSI. Each Executive and CSI entered into an Executive Stock Agreement ("Executive Stock Agreement") on
                                                -------------------------
June 30, 1995 pursuant to which the Executives purchased common stock of CSI. Primus and Old Banc One, LLC entered into a Registration Agreement on June 30, 1995 (the "Original Registration Agreement") pursuant to which Primus and Old
           -------------------------------
Banc One, LLC acquired registration rights for securities purchased under the First Purchase Agreement. The Company has succeeded to all rights and obligations of CSI under the First Purchase Agreement and the Executive Stock Agreements and the stock of CSI has been converted into stock of the Company.

     The Company entered into a Note Purchase and Revolving Credit Agreement (the "Note Agreement"), dated as of October 17, 1996 with Prudential, and a
      --------------
Subordinate Note and Warrant Purchase Agreement (the "Subordinated Note
                                                      -----------------
Agreement") dated as of October 17, 1996 with New Banc One, LLC and Primus
---------
pursuant to which the Company agreed, among other things, to issue to Prudential, New Banc One, LLC and Primus warrants to purchase shares of its common stock. In order to induce Prudential to enter into the Note Agreement and to induce Primus and New Banc One, LLC to enter into the Subordinated Note Agreement, the Company entered into an Amended and Restated Registration Agreement, dated October 17, 1996 with Primus, Prudential, New Banc One, LLC and Old Banc One, LLC (the "Amended and Restated Registration Agreement").
                        -------------------------------------------

     The Company is a party to a Purchase Agreement, dated as of the date hereof (the "Second Purchase Agreement") with Primus and New BancOne LLC pursuant to
      -------------------------
which the Company has agreed, among other things, to issue to the Investors shares of its Class A Series 2 Preferred Stock, par value $1.00 per share (the "A-2 Preferred") and its Class A Series 3 Preferred Stock, par value $1.00 per
 -------------
share (the "A-3 Preferred"), each convertible into shares of its common stock.
            -------------
The execution and delivery of this Amendment by the Company, BOCP II, Prudential and each Executive
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is a condition to each Investors' obligation to close the transactions contemplated by the Second Purchase Agreement. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Second Purchase Agreement.

          The parties hereto agree to amend and revise the Amended and Restated Registration Agreement as follows:

     1.   The definition of "Investor Registrable Securities," as set forth in
                             -------------------------------
subparagraph 9(c) of the Amended and Restated Registration Agreement is hereby deleted in its entirety and replaced with the following:

          "Investor Registrable Securities" means (i) any Class A Common issued
           -------------------------------
in the Merger in exchange for stock issued pursuant to the Purchase Agreement,
(ii) any Class A Common issued upon exchange for any Class B Common (a) issued upon exercise of the Warrants, (b) issued in the Merger in exchange for stock issued pursuant to the Purchase Agreement or (c) issued upon conversion of the A-2 Preferred, (iii) any Class A Common Stock issued or issuable upon exercise of the Warrants issued pursuant to the Subordinated Note Agreement, (iv) any Class A Common issued upon conversion of the A-3 Preferred and (v) any other Common Stock issued or issuable with respect to the securities referred to in clause (i), (ii), (iii) or (iv) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     2.   The definition of "Prudential Registrable Securities," as set forth in
                             ---------------------------------
subparagraph 9(f) of the Amended and Restated Registration Agreement is hereby deleted in its entirety and replaced with the following:

          "Prudential Registrable Securities" means (i) any Common Stock issued
           ---------------------------------
or issuable upon exercise of the Warrants issued pursuant to the Note Agreement,
(ii) any Common Stock issued or issuable upon exercise of the warrant issued to Prudential by the Company in connection with the amendment, dated October 31, 1997, to the Note Agreement and (iii) any other Common Stock issued or issuable with respect to the securities referred to in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     3. On and after the effectiveness of the amendments contemplated hereby, each reference in the Amended and Restated Registration Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Amended and Restated Registration Agreement, and each reference in the other documents delivered to the Investors pursuant to the Second Purchase Agreement to the "the Registration Agreement", "thereunder", "thereof" or words of like import referring to the Amended and Restated Registration Agreement, shall mean the Amended and Restated Registration Agreement as amended by this Amendment.
The Amended and Restated Registration Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and is confirmed.
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     4.   This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Delaware without giving effect to principles of conflicts of law.

     5. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


                            *     *     *     *    *
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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


CORINTHIAN COLLEGES, INC.                   EXECUTIVES:

By: /s/ Frank J. McCord                     /s/ David G. Moore
    ----------------------------------      ----------------------------------
Its: Vice President & CFO                   David G. Moore

                                            /s/ Paul St. Pierre
                                            ----------------------------------
BOCP II, LIMITED LIABILITY COMPANY          Paul St. Pierre

By:  BOCP Holdings Corporation, Manager     /s/ Frank J. McCord
                                            ----------------------------------
                                            Frank J. McCord
By: __________________________________
Its: Authorized Signer                      /s/ Dennis I. Devereux
                                            ----------------------------------
                                            Dennis I. Devereux

BANC ONE CAPITAL PARTNERS II, LLC           /s/ Lloyd W. Holland
                                            ----------------------------------
                                            Lloyd W. Holland
By:  BOCP Holdings Corporation, Manager

By: _________________________________       THE PRUDENTIAL INSURANCE COMPANY OF
Its: Authorized Signer                      AMERICA

                                            By: _______________________________

PRIMUS CAPITAL FUND III                     Its: ______________________________
LIMITED PARTNERSHIP

By:  Primus Venture Partners III
Its: General Partner

        By: Primus Venture Partners, Inc.
        Its:  General Partner

        By: /s/ Loyal W. Wilson
            -------------------------
        Title: President